UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 26, 2004

Seacoast Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-25077	04-1659040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Compass Place, New Bedford, Massachusetts 02740

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 984-6000

ITEM 5. OTHER EVENTS.

On January 26, 2004, Seacoast Financial Services Corporation (“Seacoast”) and Sovereign Bancorp, Inc. (“Sovereign”) announced that they had entered into an Agreement and Plan of Merger, dated as of January 26, 2004 (the “Agreement”), which sets forth the terms and conditions pursuant to which Seacoast will be merged with and into Sovereign (the “Merger”). Under the terms of the agreement, stockholders of Seacoast, subject to certain exceptions, will be entitled to receive 1.461 shares of Sovereign common stock; provided however, that if the average of the closing sale prices for Sovereign common stock as reported on the New York Stock Exchange for the 15 consecutive trading days (the “Sovereign Market Value”) ending on the day prior to the later to occur of (i) the date of the special meeting of Seacoast stockholders called to consider the Merger or (ii) the date of receipt of the last governmental approval required for the transaction (without regard to any required waiting period) (the date as of which the Sovereign Market Value is determined referred to as the “Determination Date”) is less than $23.96, the exchange ratio will be increased to an amount obtained by dividing $35.00 by the Sovereign Market Value as of the Determination Date, but in no event will the exchange ratio exceed 1.623 shares of Sovereign common stock for each share of Seacoast common stock. Cash will paid in lieu of any fractional shares.

Completion of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Agreement by the stockholders of Seacoast and (ii) the receipt of required regulatory approvals of the Merger.

The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

The press release issued by Seacoast and Sovereign with respect to the announcement of the above-described transaction is included hereto as Exhibit 99.3 and is hereby incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

Exhibit 99.1	Agreement and Plan of Merger, dated as of January 26, 2004, between Seacoast and Sovereign (incorporated by reference to Exhibit 99.1 of Sovereign Current Report on Form 8-K filed on January 28, 2004)

Exhibit 99.2	Form of Affiliate Letter*

Exhibit 99.3	Press Release of Seacoast and Sovereign dated October 21, 2003 (incorporated by reference to Exhibit 99.2 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on January 28, 2004)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACOAST FINANCIAL SERVICES CORPORATION

Date: January 29, 2004	By:	/s/ KEVIN G. CHAMPAGNE
	Name: Title:	Kevin G. Champagne President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Agreement and Plan of Merger, dated as of January 26, 2004, between Seacoast and Sovereign (incorporated by reference to Exhibit 99.1 of Sovereign’s Current Report on Form 8-K filed on January 28, 2004)

Exhibit 99.2	Form of Affiliate Letter*

Exhibit 99.3	Press Release of Seacoast and Sovereign dated October 21, 2003 (incorporated by reference to Exhibit 99.1 of Sovereign’s Current Report on Form 8-K filed on January 28, 2004)

*	Filed herewith.